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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: August 1, 2001

                           ACT Teleconferencing, Inc.
             (Exact name of registrant as specified in its charter)

  Colorado                       0-27560                         84-1132665
  (State of               (Commission File No.)                 (IRS Employer
Incorporation)                                               Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado                    80401
    (Address of principal executive offices)                       Zip Code

                                 (303) 235-9000
                        (Registrant's telephone number)

Item 7.  Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached is a press release dated July 31, 2001 regarding our conference call to report progress on contract issues and other matters previously disclosed in a press release dated July 20, 2001. This July 31, 2001 press release is filed to provide additional information discussed during the conference call.

                         This report contains 4 pages
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACT Teleconferencing, Inc.
                                            (Registrant)



Date: August 1, 2001                 By: /s/ Gavin Thomson
                                         ----------------------------------
                                         Gavin Thomson
                                         Chief Financial Officer


                                 Exhibit Index

No.   Description
---   -----------
(All exhibits are filed electronically)

99.1  Press release dated July 31, 2001.

                                       2